Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 8. Commitments and Contingencies

Facility Leases

On July 1, 2015 the Company executed a new four year non-cancelable operating lease agreement for 8,171 square feet of office space for its headquarters facility. The lease agreement provides for monthly lease payments of $23,300 beginning in September of 2015, with increases in the following three years. An additional 5,265 square feet of office space became part of the new lease agreement on March 1, 2016.

The Company leases office space under a non-cancelable operating lease agreement which was set to expire in May 2015. On February 2, 2015, the Company signed an amendment to its lease agreement, extending the lease through June 2018. The amendment provides for monthly lease payments of $22,000 beginning in June 2015, with increases in the following two years. The Company subleased this facility in January 2016 and ceased use of the facility in March 2016 (See Note 4).

The Company also leased approximately 2,100 square feet of office space for its operations in Ivyland, Pennsylvania under a month-to-month lease, which lease was assumed by Holdings pursuant to the Purchase completed on July 18, 2017 (see Note 5).

Rent expense was $405,000 and $462,000 during the nine months ended September 30, 2017, and 2016, respectively.

Contingencies

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnifications. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future, but have not yet been made. The Company accrues a liability for such matters when it is probable that future expenditures will be made and such expenditures can be reasonably estimated.

In connection with the acquisition of the assets of NeoForce, the Company agreed to pay the former NeoForce shareholder an annual royalty payment for a period of 36 months. The agreement to pay the annual royalty resulted in the recognition of a contingent consideration, which was recognized at the closing of the transaction, and subsequent changes to estimate of the amounts of contingent consideration to be paid will be recognized as charges or credits in the statement of operations. The fair value of the contingent consideration is based on preliminary cash flow projections, growth in expected product sales and other assumptions. Based on the assumptions, the fair value of the royalty obligation was determined to be $153,000 at June 30, 2016. The fair value of the royalty obligation was determined by applying the income approach, using several significant unobservable inputs for projected cash flows and a discount rate of 20% commensurate with the Company’s cost of capital and expectation of the revenue growth for products at their life cycle stage. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance. The contingent consideration was classified as liabilities held for sale as of June 30, 2017. The Neo Force royalty obligation was assumed by Flexicare Medical Limited to whom the company sold NFI on July 18, 2017 (see Note 5).

In connection with the merger with Essentialis, the Company agreed to pay Essentialis stockholders earnout payments up to a maximum of $30 million upon the achievement of certain commercial milestones associated with the sale of Essentialis’ product. The agreement to pay the commercial milestones resulted in the recognition of a contingent consideration, which was recognized at the inception of the transaction, and subsequent changes to estimate of the amounts of contingent consideration to be paid will be recognized as charges or credits in the statement of operations. The fair value of the contingent consideration is based on the Company’s analysis of the likelihood of the drug indication moving from phase II through approval in the Federal Drug Administration approval process and then reaching the cumulative revenue milestones. Based on the assumptions, the fair value of the milestone obligation was determined to be $1.1 million at March 7, 2017. There was no change to the fair value of the contingent consideration as of September 30, 2017. The entire $1.1 million was classified as a long-term liability.

Note 7. Commitments and Contingencies

Facility Leases

On July 1, 2015 the Company executed a new four year non-cancelable operating lease agreement for 8,171 square feet of office space for its headquarters facility. The lease agreement provides for monthly lease payments of $23,300 beginning in September of 2015, with increases in the following three years. An additional 5,265 square feet of office space became part of the new lease agreement on March 1, 2016.

The Company leases office space under a non-cancelable operating lease agreement which was set to expire in May 2015. On February 2, 2015, the Company signed an amendment to its lease agreement, extending the lease through June 2018. The amendment provides for monthly lease payments of $22,000 beginning in June 2015, with increases in the following two years. The Company subleased this facility in January 2016.

The Company also leases approximately 2,100 square feet for its operations in Ivyland, Pennsylvania under a month-to-month lease.

Minimum rental commitments under all noncancelable leases with an initial term in excess of one year as of December 31, 2016 were as follows:

Year ending December 31:	Operating Leases
2017	$750,118
2018	629,923
2019	334,747

Total	$1,714,788

The table above does not consider the impact of lease payments the Company will receive under the sublease executed in January 2016.

Rent expense was $595,000 and $375,000 during the years ended December 31, 2016 and 2015, respectively.

Contingencies

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnifications. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future, but have not yet been made. The Company accrues a liability for such matters when it is probable that future expenditures will be made and such expenditures can be reasonably estimated.

In connection with the acquisition of the assets of NeoForce, the Company agreed to pay the former NeoForce shareholder an annual royalty payment for a period of 36 months. The agreement to pay the annual royalty resulted in the recognition of a contingent consideration, which is recognized at the inception of the transaction, and subsequent changes to estimate of the amounts of contingent consideration to be paid will be recognized as charges or credits in the statement of operations. The fair value of the contingent consideration is based on preliminary cash flow projections, growth in expected product sales and other assumptions. Based on the assumptions, the fair value of the Royalty was determined to be $153,000 at the date of acquisition (see Note 11).

As of December 31, 2016, the Company updated the cash flow and revenue projections. Based on the updated assumptions, the fair value of the net unpaid Royalty was determined to be $136,000. As a result, the Company recognized $15,000 of general and administrative expense in the statement of operations.

On February 28, 2017, the Company settled the Lawsuit (see Note 14) by agreeing to make additional supplemental disclosures and agreeing to pay $175,000 for dismissal of the Lawsuit. This amount was recorded as a current liability on the balance sheet as of December 31, 2016 and recognized as general and administrative expense in the statement of operations for the year ended December 31, 2016. The stipulation of dismissal is pending with the court.